Public Call
Fourth Quarter and Full Year 2005
Review

March 28, 2006

Safe Harbor Statement:
This document contains “forward-looking” statements, as that term is defined by the federal securities laws, about our financial condition, results of operations and business.
Forward-looking statements include certain anticipated, believed, planned, forecasted, expected, targeted and estimated results along with Metaldyne’s outlook concerning future results.  These forward-looking statements are subject to numerous assumptions, risks and uncertainties. Because the statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. We caution readers not to place undue reliance on the statements, which speak only as of the date hereof.
Risks and uncertainties that could cause actual results to vary materially from those anticipated in the forward-looking statements included in this report include general economic conditions in the markets in which we operate and industry-based factors such as: declines in North American automobile and light truck builds, reductions in outsourcing by our automotive customers, increases in our raw material and energy costs, labor costs and strikes at our major direct and indirect customers and at our facilities, dependence on significant automotive customers, the level of competition in the automotive supply industry and pricing pressures from our customers, technological developments that could competitively disadvantage us, and risks associated with conducting business in foreign countries.  In addition, factors more specific to us could cause actual results to vary materially from those anticipated in the forward-looking statements included in this report such as substantial leverage, limitations imposed by our debt instruments, the adequacy of our liquidity to meet our capital expenditures and other cash requirements, our ability to identify attractive and other strategic opportunities and to successfully integrate acquired businesses including actions we have identified as providing cost-saving opportunities.
We do not undertake any obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events.

Agenda
•
2005 Fourth Quarter and Full Year Highlights
•
2006 Imperatives and Financial Outlook
•
Financial Performance
•
Credit Agreement Amendment & Consent Overview
•
Q & A

2005 Fourth Quarter
And Full Year Highlights

$2,500
$2,000
$1,500
$1,000
$500
$0
2003
2004
2005

$250
$200
$150
$100
$50
$0
2003
2004
2005

$175
$150
$125
$100
$75
$50
$25
$0
2003
2004
2005

metaldyne

REVENUE
Adjusted EBITDA
CAPEX
Discussion Points
Excludes TriMas
•
Revenue growth despite Big Three market share losses and
troubled economic environment.
•
Growing EBITDA over last four years despite economic challenges and heavy leasing to finance large book of business growth.
•
CAPEX stabilizing after above normal expenditures to change business model.
•
Business model maturing – 2006 expected to provide solid EBITDA growth and CAPEX reduction.
Continuing Operations (excludes NA Forging)
Summary of Metaldyne Performance

2005 Highlights
Operating Performance
−
Sales from continuing operations of $1.9 billion vs. $1.7 billion in 2004
▪
Metaldyne revenue growth of 11.4% versus “Big 3” production fall of 4.3%
▪
Key driver of sales increases were New Castle (+ $87M), Sintered (+ $40M)
and Powertrain Products (+20M)
−
Adjusted EBITDA from continuing operations of $161.0 million versus prior year of
$145.5 million
▪
2005 includes $21.6 million of fixed asset losses and loss on idle leased assets that are INCLUDED in calculation of EBITDA
▪
2005 and 2004 EBITDA includes $9.9 million and $2.0 million in one time
FAS 106 gain respectively
−
Several other large non cash losses were included in full year results including a loss for the sale of our NA Forging operations, a write down of our deferred tax asset position and a loss from our 24% ownership interest in TriMas

2005 Highlights (continued)
▪
Key drivers of EBITDA year-to-year are as follows:
Net Volume                                                           $16 million
Independent Investigation Fees                                                   18 million
Restructuring                                                                            (1 million)
FAS 106/87 Gains                                                                     8 million
Fixed Asset Losses/Loss on Idle Leased Assets                         (19 million)
Material/Cost Reduction/Other                                                    1 million
Incremental Lease Costs                                                          (8 million)
EBITDA Change                                                                       $15 million
▪
Equity Loss From Affiliates on Income Statement includes  $11 million for
TriMas loss on discontinued operations

Q4 Highlights
Operating Performance
-
Sales from continuing operations of $448 million vs. $425 million in 2004
▪
Big 3 production down 0.3% versus 2004
▪
Key driver of sales increases were New Castle (+ $8M), Sintered (+ $9M) and Chassis
Products (+14M)
-
Adjusted EBITDA of $13.7 million vs. $29.1 million in 2004
▪
2005 includes $20 million of fixed asset losses and loss on idle leased assets that are
INCLUDED in calculation of EBITDA
▪
EBITDA is approximately $2 million less than the low end of the previous guidance.  Note that guidance included North American Forgings Operations and specifically excluded fixed asset losses.
▪
Final Q4 EBITDA included $5 million of three specific negative EBITDA variances not foreseen at the time of prior guidance, including:
▪
$1 million of material recovery delayed to Q1 2006 (received)
▪
$3 million of overruns to workers compensation and group insurance
▪
$1 million of additional restructuring expense

Q4 Highlights (continued)
▪
Key drivers of EBITDA year-to-year variance are as follows:
Volume                                                                                 $ 4 million
Independent Investigation Fees                                           3 million
Fixed Asset Losses/Loss on Idle Leased Assets          (19 million)
Severance Expense                                                            (1 million)
FAS 87/106 gain                                                                   3 million
Material/Cost Reduction/Other                                             (1 million)
Productivity                                                                               (2 million)
Incremental Lease Costs                                                         (2 million)
EBITDA Change                                                                    ($15 million)
▪
Despite a challenging Q4 for the industry, the Company delivered solid, record performance in 2005 and will continue that trend in 2006

2005 Highlights
Market Performance
$316.2  Million 2005 YTD in new business awards
▪
New Castle awarded front wheel end assembly for North American OEM
▪
Greensboro awarded knuckle/hub assembly for North American OEM
▪
Korea and Fremont Awarded Balance Shaft Modules
▪
Hamburg and North Vernon Awarded Exhaust Products and Connecting Rods
▪
Ridgway awarded spacer/sprockets/gears for North American OEM
▪
Barcelona and Lyon Awarded Engine NVH Products
▪
Zell awarded diff/pinion/side gears for European OEM
▪
Chassis – China awarded lower control arms and knuckles for North American OEM
▪
Material recovery efforts achieved at budgeted level

2005 Highlights
Other Key Initiatives
▪
Completed sale of non core North American Forging Business
▪
Received Hyundai Supplier award
▪
GM and Hyundai Connecting Rod Launches
▪
PSA NVH Product Launch
▪
Facility Groundbreaking in Suzhou, China
▪
DCX Conn Rod program (major resource from a competitor) – approximately $5-6M of annual
EBITDA contribution with minimal capital investment required (less than six months payback)
▪
Significant improvement in Company’s liquidity position
▪
Completed partial restructuring of balance sheet in early 2006
–
Covenant relief through 2009
–
Raised $50 million of Term D
▪
New AR Securitization with GE
▪
Equipment facility loan completed with approximately $10 million of open capacity

CAGR 2001-2005

200
180
160
140
120
100
80
60
40
20
0
as % of 2001 figures
2001
2002
2003
2004
2005
Ford/GM Production
Metaldyne Sales w/Divestitures/Acquisitions
Metaldyne Sales w/o Divestitures/Acquisitions

metaldyne

Revenue Growth vs. Ford/GM
   Metaldyne has increased sales over
last five years despite overall production
declines from the two market share
leaders
Metaldyne Net Sales vs. Ford/GM Build
(2.9%)
16.5%
8.9%

2006 Imperatives
and Financial Outlook

Strategic Imperatives
•
Meet or exceed budgeted financial targets, including EBITDA, ROIC and working capital.
•
Accelerate the customer mix shift to Asian customers and prioritize CAPEX accordingly.
•
Launch “break away technologies” in the Chassis group.
•
Continue to expand value-added business model to sustain 6% to 9% annual revenue growth with CAPEX not exceeding 4.5% of sales.
•
Drive for “One Metaldyne” culture by implementing common processes and systems globally while simultaneously promoting a culture of honesty, integrity and excellence

Operating Imperatives
•
Achieve Sarbanes Oxley 404 compliance.
•
Improve health and safety of our employees and facilities utilizing
Metaldyne’s Safety Recognition Program as the scorecard with the goal of achieving zero lost time accidents and 25% reduction in incident rate
•
Focus on quality leadership by achieving flawless program launches and obtaining “green” in all customer satisfaction measurables
•
Optimize utilization of MLP through use of process audits and training

Note: DCX Represents 35.4% of Total 2006 Metaldyne Sales
BIG 3 OEM	CSM Forecast of Projection	Metaldyne Sales Forecast for each customer	Est Percentage of Metaldyne’s 2006 Revenue	Drivers of Metaldyne Performance
DCX	(1.6%)	7.4%	35.4%	C/D platform KJ/KK W164/V251
Ford	(3.2%)	(2.5%)	18.3%	U152/251 U222/228 P2
GM	(1.1%)	3.4%	12.4%	Epsillon MS 2000 GMT 900
NAFTA “Big 3” Sales

| | 2006 Budget | 2005 Actual | Variance |
|---|---|---|---|
| Automotive Group: | | | |
| Powertrain Group ................ | $ 27.4 | $ 69.1 | $ 41.7 |
| Chassis Group .................... | 41.0 | 42.0 | 1.0 |
| Subtotal, Automotive ...... | $ 68.4 | $ 111.1 | $ 42.7 |
| Corporate ............................ | 1.6 | 0.6 | (1.0) |
| Total Metaldyne ...................... | $ 70.0 | $111.7 | $ 41.7 |

metaldyne

Capex
($ in millions)

| | First Quarter | |
|---|---|---|
| | 2006 Estimate | 2005 Actual |
| Sales…………………………… | $490 - $510 | $489 |
| Operating Profit [(1)(2)]…………… | 25 - 30 | 25 |
| Adjusted EBITDA [(1)(2)]………… | 50 - 55 | 51 |

[(1)] 2005 Q1 Operating Profit and Adjusted EBITDA include a $2.1 million FAS 106 curtailment gain. 2006 Q1 has no benefit forecasted.

[(2)] 2006 Q1 Operating Profit and Adjusted EBITDA does not include estimates for Fixed Asset gains and losses or any potential losses on sale leaseback buyouts completed with the NA Forging proceeds.

metaldyne

($ in millions)
Q1 2006 Preliminary Outlook

Financial Performance

Big Three Production
(Vehicles in thousands)
4.3% Decrease
NAFTA Auto Sales: 2005 versus 2004
Note:     Currency impact of  $4.4M, or 0.3%
Metaldyne Sales
5,109
3,605
2,673
4,728
3,380
2,794
11,387
10,902
-7.5%
-6.2%
4.5%
-4.3%
$1,695.2
$1,887.8
11.4%

Key Issues re: Financial Statement Presentation
•
Sale of North American Forgings
–
Results reported in “Discontinued Operations”
–
Due to book value in excess of sale price, a pretax loss of $172.8 million was recorded ($112.3 million after tax)
•
Fixed Asset Losses
–
Inventory of physical assets performed throughout facilities identified $21.6 million (approximately 3% of fixed assets) in write offs in continuing operations
( $20.1 relates to Q4)
–
Of the above, approximately $7 million relates to leased assets
•
Majority of these leases will be bought out with NA Forging proceeds
•
Deferred Tax Valuation Allowance
–
Due to three consecutive periods of generating federal net operating losses we are required to record a full valuation allowance against our net deferred tax asset position
–
This adjustment is anticipated to be approximately $75 million and primarily consists of decreasing our book value of net operating losses
•
Incurred a $11 million equity loss in connection with our 24% interest in
TriMas

| Sales | 2005 versus 2004 | | | Q4 2005 versus Q4 | |
|---|---|---|---|---|---|
| | 2005 | 2004 | % Variance | Q4 2005 | Q4 2004 |
| Chassis Group | $1,000,711 | $861,936 | 16.1% | $234,654 | $217,698 |
| Powertrain Group | 886,229 | 833,235 | 6.4% | 213,473 | 206,910 |
| Total Sales | 1,886,940 | 1,695,171 | 11.3% | 448,127 | 424,608 |
| **Segment Adjusted EBITDA** | | | | | |
| Chassis Group | $67,666 | $78,378 | -13.7% | $1,726 | $15,804 |
| Powertrain Group | 106,518 | 103,074 | 3.3% | 14,235 | 23,370 |
| Total Segment Adjusted EBITDA | $174,184 | $181,452 | -4.0% | $15,961 | $39,173 |
| Less: Corporate Expenses | (13,159) | (35,919) | -63.4% | (2,249) | (10,066) |
| Total Metaldyne Adjusted EBITDA From Continuing Operations [1] | 161,025 | 145,533 | 10.6% | 13,712 | 29,108 |
| *% Margin* | *8.5%* | *8.6%* | *-0.1%* | *3.1%* | *6.9%* |
| Memo Items: | | | | | |
| Restructuring Charges | 3,288 | 2,455 | 33.9% | 1,523 | 826 |
| Fixed Asset Losses | 14,936 | 2,276 | 556.4% | 13,395 | 776 |
| Loss on Idle Leased Assets | 6,664 | - | 100.0% | 6,664 | - |
| Foreign Currency (Gains) Losses | (389) | 939 | -141.4% | 35 | 381 |
| Independent Investigation Fees | - | 17,830 | 0.0% | - | 2,800 |
| FAS 106/87 Curtailment Gain | (9,915) | (1,948) | 409.0% | (2,823) | - |

(1) The Company defines Adjusted EBITDA as net income (loss) before cumulative effect of accounting change and before interest, taxes, depreciation, amortization, asset impairment, non-cash losses on equipment and non-cash restricted stock award expense

Financial Performance
($ in thousands)

| | Chassis Group 2005 versus 2004 | |
|---|---|---|
| | Sales | EBITDA |
| 2004 Actual ........................................ | $861.9 | $78.4 |
| | | |
| Volume ........................................ | 114.5 | 11.0 |
| Material/Net Cost Reductions .................... | 30.1 | (0.2) |
| Lost Business/Productivity ...................... | (20.4) | (7.3) |
| Exchange ........................................ | 1.3 | 0.1 |
| Move out of Barcelona from Powertrain ............ | 13.3 | 1.7 |
| Incremental Lease Costs ........................ | - | (2.0) |
| Subtotal ........................................ | 1,000.7 | 81.7 |
| FA Losses/Loss on Idle Leased Assets ...... | - | (14.0) |
| | | |
| 2005 Actual ........................................ | $1,000.7 | $67.7 |

| | Powertrain Group 2005 versus 2004 | |
|---|---|---|
| | Sales | EBITDA |
| 2004 Actual ........................................ | $833.2 | $103.1 |
| | | |
| Volume ........................................ | 77.0 | 17.0 |
| Material/Net Cost Reductions .................... | 6.0 | 2.0 |
| Lost Business/Productivity ...................... | (19.8) | (3.5) |
| Exchange ........................................ | 3.1 | 1.2 |
| Move out of Barcelona from Powertrain ............ | (13.3) | (1.7) |
| Incremental Lease Costs ........................ | - | (5.7) |
| Subtotal ........................................ | 886.2 | 112.4 |
| FA Losses/Loss on Idle Leased Assets ...... | - | (5.9) |
| | | |
| 2005 Actual ........................................ | $886.2 | $106.5 |

metaldyne

Operating Groups – 2005 Results

| | 2004 vs. 2005 EBITDA |
|---|---|
| **2004 Actual ....................................** | **($35.9)** |
| FAS 106/87 Gain... ... ... ... ... ... ... ... ... .. | 8.0 |
| Independent Investigation Fees.... ... ... . | 17.8 |
| Restructuring... ... ... ... ... ... ... ... ... ... .. | (1.8) |
| Sarbanes Oxley... ... ... ... ... ... ... ... ... ... . | (1.2) |
| Other... ... ... ... ... ... ... ... ... .... ... ... ... .. | (0.1) |
| **2005 Actual ....................................** | **($13.2)** |

metaldyne

Corporate Bridge
($ in millions)

| | 2005 | 2004 |
|---|---|---|
| Net sales | $1,886.9 | $1,695.2 |
| Cost of sales | 1,723.0 | 1,527.1 |
| Gross profit | 164.0 | 168.1 |
| | | |
| Selling, general and administrative expenses | 111.0 | 126.5 |
| Restructuring Charges | 3.3 | 2.5 |
| Loss from operations due to sale of manufacturing facilities | - | 7.6 |
| Operating profit | 49.7 | 31.5 |
| | | |
| Other expense, net: | | |
| Interest expense | 89.7 | 81.8 |
| Preferred stock dividends | 22.7 | 19.9 |
| Noncash gain on maturity of interest rate arrangement | - | (6.6) |
| Equity income/gain on sale | 11.0 | (9.5) |
| Other, net | 11.2 | 7.0 |
| Other expense, net | 134.6 | 92.7 |
| Loss from continuing operations before income taxes | (84.9) | (61.1) |
| | | |
| Income tax expense (benefit) | 49.3 | (35.6) |
| | | |
| Loss from continuing operations | (134.1) | (25.6) |
| Loss from discontinued operations, net of tax | (6.2) | (2.4) |
| Loss on discontinued operations, net of tax | (112.3) | - |
| Cumulative effect of change in accounting principle, net of tax | (3.3) | - |
| Net loss attributable to common stock | (256.0) | (28.0) |
| Preferred stock dividends | - | - |
| Loss attributable to common stock | (256.0) | (28.0) |
| | | |
| Basic and diluted loss per share: | | |
| Loss from continuing operations less preferred stock dividends | $ (3.13) | $ (0.60) |
| Loss from discontinued operations | (0.14) | (0.05) |
| Loss on discontinued operations | (2.62) | - |
| Cumulative effect of change in accounting principle, net of tax | (0.08) | - |
| Net loss attributable to common stock | (5.97) | (0.65) |

metaldyne

     Income Statement
($ in millions – except per share data)

| | 2005 | 2004 | Change |
|---|---|---|---|
| Cash and investments | $3.7 | $0.0 | $3.7 |
| Receivables | 139.3 | 176.7 | (37.4) |
| Inventories | 84.3 | 90.0 | (5.8) |
| Other current assets | 40.7 | 53.4 | (12.7) |
| Assets held for sale | 113.1 | 308.7 | (195.6) |
| Total current assets | $381.1 | $628.8 | ($247.8) |
| Property and equipment, net | 637.2 | 673.2 | (36.0) |
| Goodwill | 584.0 | 611.2 | (27.2) |
| Other assets | 247.4 | 281.6 | (34.2) |
| Total assets | $1,849.6 | $2,194.8 | ($345.2) |
| Accounts payable | 260.6 | 250.4 | 10.2 |
| Accrued liabilities | 123.9 | 108.8 | 15.1 |
| Liabilities held for sale | 71.1 | 81.8 | (10.6) |
| Current maturities of long term debt | 6.6 | 12.0 | (5.4) |
| Long-term debt | 850.7 | 847.9 | 2.9 |
| Long term liabilities | 142.7 | 202.7 | (60.0) |
| Redeemable preferred stock | 171.9 | 149.2 | 22.7 |
| Total liabilities | $1,627.6 | $1,652.8 | ($25.2) |
| Shareholders equity | 222.0 | 542.0 | (320.0) |
| Total liabilities and shareholders equity | $1,849.6 | $2,194.8 | ($345.2) |
| Memo: Debt | | | |
| Long-term debt | 850.7 | 847.9 | 2.9 |
| Current portion of long-term debt | 6.6 | 12.0 | (5.4) |
| NA Forging IRB | 7.5 | 7.5 | - |
| NA Forging Capital Leases | 0.3 | 0.3 | - |
| A/R Securitization Facility | 83.4 | 63.3 | 20.1 |
| Total Debt | $948.6 | $931.0 | $17.6 |

metaldyne

     Summary Balance Sheet
($ in millions)

| | 2006 | 2004 |
|---|---|---|
| Net Loss | $ (296.0) | $ (28.0) |
| Depreciation and amortization | 109.7 | 104.8 |
| Non-cash stock award expense | - | 0.6 |
| Debt fee amortization | 3.2 | 3.9 |
| Fixed asset losses | 14.9 | 2.3 |
| Loss on Idle Leased Assets | 6.7 | |
| Asset impairment | - | 7.6 |
| Loss from discontinued operations, net of tax | 6.2 | 2.4 |
| Loss on discontinued operations, net of tax | 112.3 | - |
| Cumulative effect of change in accounting principle, net of tax | 3.3 | - |
| Deferred income taxes | 17.0 | (37.7) |
| Preferred stock dividends | 22.7 | 19.9 |
| Non-cash interest expense (interest accretion) | 0.3 | 0.3 |
| Non-cash gain on maturity of interest rate arrangements | - | (6.6) |
| Gain on sale of equity investments | - | (8.0) |
| Equity (earnings) losses from affiliates, net of dividends | 11.0 | (1.5) |
| Curtailment gain and gain on elimination of certain benefits | (9.9) | (1.9) |
| Discontinued operations | 17.0 | 9.7 |
| Other, net | 0.2 | (1.2) |
| AR Securitization | 20.1 | 63.3 |
| Changes in working capital | 22.7 | (50.6) |
| Net cash provided by operating activities | 101.5 | 79.1 |
| Capital expenditures | (111.7) | (140.3) |
| Payments for (reimbursement from acquisition of business) | 8.0 | (203.9) |
| Proceeds from sale/leaseback of fixed assets | 21.6 | 84.2 |
| Discontinued operations investing activities | (11.2) | (4.8) |
| Proceeds from sale of equity investments | - | 33.8 |
| Disposition of manufacturing businesses | - | (0.5) |
| Proceeds/investment in joint venture | - | 1.3 |
| Net cash used for investing activities | (93.4) | (230.2) |
| Proceeds from term loan facilities | 10.5 | - |
| Principal payments of term loan facilities | (0.9) | (1.3) |
| Proceeds of revolving credit facility | 296.0 | 279.5 |
| Principal payments on revolving credit facility | (299.0) | (215.9) |
| Proceeds of senior subordinated notes, due 2014 | - | 26.9 |
| Proceeds of other debt | 6.0 | 3.7 |
| Principal payments of other debt | (14.2) | (9.5) |
| Capitalization of debt refinancing fees | (1.4) | (1.4) |
| Issuance of Series A-1 preferred stock | - | 55.3 |
| Discontinued operations financing activities | (0.1) | (0.4) |
| Net cash provided by (used for) financing activities | (4.0) | 137.0 |
| Effect of exchange on cash | (0.3) | 0.2 |
| Net decrease in cash | 3.7 | (13.8) |
| Cash and cash equivalents, beginning of period | - | 13.8 |
| Cash and cash equivalents, end of period | $ 3.7 | (0.0) |

metaldyne

($ in millions)
Summary Cash Flow Statement

| ($ millions) | Existing Liquidity | Liquidity Changes | Pro forma Liquidity[1] |
|---|---|---|---|
| Working Capital Revolver | $200.0 | | $200.0 |
| Letters of Credit | (68.8) | 12.5 | (56.3) |
| AR Securitization Availability | 126.8 | (35.0) | 91.8 |
| Amount Revolver/AR Securitization Outstanding | (143.0) | 91.3 | (51.7) |
| **Net Undrawn Commitments Available** | **115.0** | **68.8** | **183.8** |
| Adjustment based upon Leverage | (44.6) | 44.6 | 0.0 |
| **Net Liquidity Available** | **$70.4** | **113.4** | **$183.8** |

metaldyne

Metaldyne Undrawn Commitments at 1-01-06
(1)Proforma liquidity assumes that NA Forging was sold on 1/1/06.

| | 01-01-06 |
|---|---|
| Working Capital Revolver | 59.6 |
| Term Loan D | 350.2 |
| IRBs / Other Foreign Debt and Capital Leases | 27.8 |
| Subtotal, Senior Secured Debt | 437.6 |
| DCC Seller Sub Note | 31.7 |
| 10.0% Senior Notes | 150.0 |
| 11% Senior Subordinated Notes | 250.0 |
| Total Debt | 869.3 |
| Series A Preferred | 68.5 |
| Series B Preferred | 28.0 |
| DCC Seller Preferred | 75.4 |
| Common Equity | 222.0 |
| Total Equity | 393.9 |
| Total Capitalization | 1,263.2 |
| Memo: A/R Securitization | 83.4 |
| Total Debt + A/R Securitization | 952.7 |
| **Key Financial Ratios** | |
| LTM Bank EBITDA | 215.4 |
| Total Debt/LTM Bank EBITDA | 4.42x |
| LTM Bank EBITDA/LTM Cash Interest | 2.27x |

metaldyne

($ in millions)
01-01-06 Metaldyne Capitalization

Dana Bankruptcy – Financial Impact
Estimated P&L Impact of Dana Bankruptcy Filing
Liquidity Considerations
•
Total receivable at bankruptcy date was approximately $11 million
•
As a result of the bankruptcy, Dana’s receivables are no longer eligible for our AR securitization program.  This impacted liquidity negatively by approximately $6.9 million immediately.
•
Metaldyne can pursue options to sell all or a portion of its receivable position to outside parties (appears to be significant market interest)
•
Metaldyne is on the Unsecured Creditors Committee
•
Current P&L exposure estimated at approximately $0.4 million
•
Above takes into consideration credit default swap purchased in July 2005, our 20 day administration claim, and the current price of the Dana unsecured bonds
•
If Dana’s unsecured bonds decline in value, our P&L exposure will increase.  If the bonds increase in value, our
P&L exposure will decrease

180
160
140
120
100
80
60
40
20
0
Q3 '04
Q4 '04
Q1 '05
Q2 '05
Q3 '05
Q4 '05

metaldyne

Recent Quarter End Undrawn Commitments

▪
North American Forging divestiture – closed
3/10/06
▪
Equipment Financing Facility –
Completed on 12/20/05
–
Utilized approx. $11M with approx. $9M
additional to be used in first half of 2006
▪
Operating Performance
–
EBITDA growth combined with capital
spending reduction
▪
Alternative Opportunities
–
Buyout aged/accretive operating leases
–
TriMas stock
Strategy for Achieving Quarter End
Liquidity between 7-10% of Sales
Proforma impact of
NAF sale, bank
amendment and Term
D raise
Liquidity Update

| | Leases Schedule | Annual Rental Payment | Original Lease Value | Ratio of Buyout Value to Annual Payment 2006 | 2007 | 2008 | 2009 | 2010 |
|---|---|---|---|---|---|---|---|---|
| Dec-01 | Leases Schedule……. | 3.1 | 17.9 | 3.9x | 3.6x | 3.0x | 2.6x | 2.4x |
| Jun-01 | Leases Schedule……. | 2.8 | 18.1 | 4.2x | 3.8x | 3.2x | 2.7x | 2.7x |
| Jan-03 | Leases Schedule……. | 0.4 | 2.4 | 4.3x | 3.9x | 3.6x | 3.0x | 2.6x |
| Dec-02 | Leases Schedule……. | 0.6 | 3.5 | 4.6x | 4.2x | 3.8x | 3.3x | 2.8x |
| Dec-02 | Leases Schedule……. | 2.1 | 13.0 | 4.6x | 4.2x | 3.8x | 3.3x | 2.8x |
| Dec-04 | Leases Schedule……. | 4.7 | 24.1 | 4.6x | 4.2x | 3.8x | 3.4x | 3.1x |
| Mar-03 | Leases Schedule……. | 1.3 | 8.5 | 4.7x | 4.3x | 3.9x | 3.4x | 2.9x |
| Dec-04 | Leases Schedule……. | 0.4 | 2.4 | 4.8x | 4.4x | 3.9x | 3.6x | 3.3x |
| Dec-04 | Leases Schedule……. | 2.0 | 11.8 | 5.2x | 4.8x | 4.3x | 3.9x | 3.6x |
| Dec-03 | Leases Schedule……. | 10.0 | 65.0 | 5.3x | 4.7x | 4.3x | 3.9x | 3.4x |
| Jun-04 | Leases Schedule……. | 1.2 | 7.6 | 5.4x | 4.8x | 4.3x | 4.0x | 3.6x |
| Sep-03 | Leases Schedule……. | 1.5 | 10.5 | 5.7x | 5.1x | 4.7x | 4.2x | 3.6x |
| Total………………………………. | | 30.0 | 184.6 | | | | | |

| Reconciliation of 2006 Operating lease expense | Total 2006 Lease Expense | % of Total |
|---|---|---|
| Total 2006 Operating Lease Payments……………… | 56 | |
| Leases relating to NA Forging……………………… | (3) | -5% |
| Leases purchased in connection with NAF sale……… | (10) | -18% |
| Additional operating leases discussed above……… | (30) | -54% |
| Net remaining operating leases……………………… | 13 | 23% |

| Leases with buyouts ≤ 4.0x annual lease expense | Cumulative EBITDA Opportunity | Cumulative Buyout Cost |
|---|---|---|
| 2006……. | 3.1 | 11.9 |
| 2007……. | 6.3 | 23.9 |
| 2008……. | 15.3 | 58.6 |
| 2009……. | 28.6 | 110.9 |
| 2010……. | 30.0 | 116.1 |

metaldyne

($ in millions)
Additional Lease Buyback Opportunities

Credit Agreement Amendment and
Consent Overview

Amendment & Consent Overview
▪
The Company received lender consent on divestiture of its North American Forging business, covenant relief, and new money to enhance its liquidity profile as follows:
–
Consent to divestiture of the Company’s North American Forging business with net proceeds of approximately $116 million used to pay down debt as follows:
▪
Mandatory prepayment of $25.0 million of Term Loan D
▪
Mandatory prepayment of $45.0 million of leases (collateral provided to banks)
–
$49 million paydown of operating leases to date:
▪
Approximately $11 million to buyout of NA Forging leases
▪
Approximately $38 million to opportunistically eliminate approximately $10 million in annual leasing expense
▪
Investigating opportunity to pay off additional leases
▪
Remainder used at the Company’s discretion to pay down portions of Revolver outstandings,
A/R facility outstandings and/or additional leases
–
Provide covenant relief (schedule to follow)
–
Allow up to $50 million of additional Term Loan D with net proceeds to be used at the Company’s discretion to pay down portions of Revolver outstandings, A/R facility outstandings and/or additional leases
▪
In aggregate, these measures are expected to increase undrawn commitments by approximately $69 million

| Sources | |
|---|---|
| Net cash proceeds from NA Forging | $120.2 |
| Term loan | 50.0 |
| Assign IRB | 1.5 |
| Total Sources | $177.7 |

| Uses | |
|---|---|
| Paydown of A/R and R/C Facility ($31.5mm required) | $91.3 |
| Paydown of Leases ($45.0mm required) | 42.7 |
| Paydown of Term Loan D (all mandatory) | 25.0 |
| Assumption of Capital Leases and IRB Debt | 7.7 |
| Fees and expenses | 5.0 |
| Total Uses | $177.7 |

metaldyne

▪
Underlying assets of off-balance sheet leases pledged to banks as new collateral
▪
Any excess proceeds from North American Forging sale not reinvested in business after 365 days will be swept and applied to the Term Loan D
▪
Adjust capital expenditures basket as follows:
–
2006                               $80 million (no prior carry-forward)
–
2007                               $90 million
–
2008; thereafter             $95 million
–
1 year carry-forward of unused portion from 2006 onward
–
20% of future acquired assets
Consolidated Amendment & Consent Overview

| | 4Q2005 | 1Q2006 | 2Q2006 | 3Q2006 | 4Q2006 | 2007 | 2008 | 2009 |
|---|---|---|---|---|---|---|---|---|
| Former leverage covenant | 4.75x | 4.75x | 4.50x | 4.25x | 4.00x | 4.00x | 4.00x | 4.00x |
| **New leverage covenant** | **4.75x** | **5.25x** | **5.25x** | **5.25x** | **5.25x** | **5.00x** | **4.50x** | **4.00x** |
| Former coverage covenant | 2.30x | 2.30x | 2.50x | 2.65x | 2.75x | 2.75x | 2.75x | 2.75x |
| **New coverage covenant** | **2.20x** | **1.75x** | **1.75x** | **1.75x** | **1.75x** | **2.00x** | **2.25x** | **2.50x** |

| R/C leverage-based grid | Old spread | New spread |
|---|---|---|
| > 4.25x | L + 425 bps | L + 450 bps |
| < 4.25x | L + 400 bps | L + 425 bps |
| < 3.75x | L + 375 bps | L + 375 bps |
| < 3.50x | L + 325 bps | L + 325 bps |
| < 3.00x | L + 300 bps | L + 300 bps |

metaldyne

Provide covenant relief as follows:
Increase R/C coupon by 25 bps as follows:
Eliminate any remaining baskets for sale/leasebacks on existing assets
Amendment & Consent Overview

| | |
|---|---|
| **Borrower:** | Metaldyne Corporation ("Borrower") |
| **Amount:** | $50.0 million |

**Facilities:**

| Facility | Amount | Undrawn | Drawn | Maturity |
|---|---|---|---|---|
| Add-on to existing Term Loan D | $50.0 MM | -- | 450.0 bps | 12-31-09 |

| | |
|---|---|
| **Guarantors:** | Same as existing |
| **Security:** | Same as existing |
| **Financial Covenants:** | Same as existing as amended |
| **Use of Proceeds:** | To be used at the Company's discretion to pay down portions of Revolver outstandings, A/R facility outstandings and/or additional leases |

metaldyne

Summary of Facility

Summary of Performance

•
2005 reflected the best year in the history of our automotive business
•
2006 is forecast to be even better, with an even stronger 2007 following
•
The Company is no longer burdened with the “commodity” forging business, and its legacy impact has been “flushed” through the P&L and balance sheet
•
Metaldyne’s liquidity position has significantly improved as a result of the NA Forging sale and Term D raise in February 2006
–
2006 expected to be cash flow positive
–
2006 goal to achieve 7-10% of sales
•
The Company is poised to take advantage of its competitive advantages in the market place
Summary of Performance

Q&A

Appendix

| | YTD | |
|---|---|---|
| | 2005 | 2004 |
| Net loss | $ (256.0) | $ (28.0) |
| Income tax (benefit) expense | 49.3 | (35.6) |
| (Income) loss from discontinued operations, net of tax | 6.2 | 2.4 |
| Loss on discontinued operations, net of tax | 112.3 | - |
| Cumulative effect of change in accounting principle, net of tax | 3.3 | - |
| Interest expense | 89.7 | 81.8 |
| Depreciation and amortization in operating profit | 109.7 | 104.8 |
| Non-cash stock award expense | - | 0.6 |
| Preferred stock dividends and accretion | 22.7 | 19.9 |
| Gain on maturity of interest rate arrangements | - | (6.6) |
| Loss on disposition of manufacturing facilities | - | 7.6 |
| Gain on disposition of TriMas and Saturn investments | | (8.0) |
| Equity (gain) loss from affiliates, net | 11.0 | (1.5) |
| Certain items within other, net | 12.8 | 8.0 |
| Adjusted EBITDA | $ 161.0 | $ 145.5 |

metaldyne

($ in Millions)
Net Income to EBITDA Bridge

| | | Q4 2005 |
|---|---|---|
| Q4 Net loss | $ | (68.5) |
| Add: Equity loss of affiliates | | 12.7 |
| Income tax expense | | (4.3) |
| Costs associated with sale of North American Forging | | 4.1 |
| Interest charges | | 23.0 |
| Depreciation and amortization (inc. amortization of loss on sale-leasebacks) | | 37.4 |
| Cumulative effect of change in accounting principle - FIN 47 | | 3.3 |
| Amortization of other non-cash items | | 0.4 |
| Preferred stock dividends and accretion | | 5.9 |
| Loss on abandonment of fixed assets | | 14.9 |
| Loss on idle leased assets | | 6.7 |
| Losses incurred in connection with sale of A/R | | 2.3 |
| Heartland monitoring fee | | 1.0 |
| Equiserve adjustment | | 1.1 |
| Severance | | 3.7 |
| Q4 2005 Bank EBITDA | $ | 43.5 |
| Q3 2005 Bank EBITDA | | 44.5 |
| Q2 2005 Bank EBITDA | | 66.3 |
| Q1 2004 Bank EBITDA | | 60.6 |
| Accelerated Collection Programs | | 0.5 |
| **Consolidated Bank EBITDA for LTM ended January 1, 2006** | **$** | **215.4** |

metaldyne

($ in Millions)
Net Income to Bank EBITDA Bridge

12
10
8
6
4
2
$111.
10.
New Castle spend contractually reimbursed by se
9.
Investment in machining line at North Vernon
support Hyundai
First Conn. rod machining at N. Vern
Contributes to earnings in 2006 and beyo
11.
Investment in Mexico to expand machining li
High margin payoff in 2006 and beyo
6.
Vibration controls investments at Ly
Halifax, and Barcelo
4.
Oth
$70.
2005
CAPEX
2006
CAPEX

metaldyne

CAPEX:  2005 vs. 2006
($ in millions)
Comments on Other Specific 2005 and 2006 Investments
•
New Transmission Program
–
$20m of capital spent in 2005 and 2006
–
Revenue benefit begins in 2007 and run for 12
years minimum
–
Initial investment into this space
•
Korea
–
Spent approximately $14 million in 2004 to
build facility.  2006 investment to double plant
size only $3-4M
•
Outsourcing
–
Focusing on value-added activity and core
technology
•
Improving Efficiency
–
Metaldyne is continuing to improve processes
to add volume on existing equipment
–
Example: increased conn. rod production
across operation from 8 thousand to 16
thousand per day
2005 vs. 2006 Capex Investment

Q1
Q2
Q3
Q4
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Bundles #1
Busheling #1
Low Alloy
Plate & Punching
Spot Market

| | Q1 '04 | Q2 '04 | Q3 '04 | Q4 '04 | Q1 '05 | Apr '05 | May '05 | Jun '05 | Jul '05 | Aug '05 | Sep '05 | Oct '05 | Nov '05 | Dec '05 |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Bundles #1 | 267 | 247 | 369 | 413 | 301 | 269 | 211 | 148 | 168 | 232 | 283 | 232 | 285 | 278 |
| Busheling #1 | 265 | 252 | 375 | 413 | 298 | 270 | 212 | 140 | 160 | 233 | 280 | 235 | 285 | 278 |
| Low Alloy, Components | 288 | 287 | 341 | 389 | 364 | 334 | 294 | 239 | 239 | 289 | 339 | 300 | 350 | 340 |
| Plate & Punchings | | | | | 369 | 340 | 300 | 243 | 248 | 308 | 366 | 313 | 363 | 358 |
| Spot Market | 266 | 259 | 378 | 437 | 328 | 283 | 225 | 165 | 171 | 226 | 313 | 238 | 295 | 294 |

metaldyne

•
#1 bundles are down $5 or 2% from
September
•
Plate and Punching (red bar) down
$11/ton or 3% since Q1 2005.
•
Monitoring opportunity for Plate &
Punchings to migrate to #1 Bundle
level.
Steel Scrap Window $130
2004
2005
Steel Scrap Pricing Update

| | Q1 | Q2 | Q3 | Q4 | Total |
|---|---|---|---|---|---|
| Employment Benefit Plan Funding: | | | | | |
| Pension Expense…………………………… | 1.6 | 1.6 | 1.4 | 1.4 | 6.0 |
| Pension Contribution…………………………… | (4.2) | (4.8) | (8.6) | (4.0) | (21.6) |
| Difference…………………………………… | (2.6) | (3.2) | (7.2) | (2.6) | (15.6) |
| | | | | | |
| Accounts Receivable Programs: | | | | | |
| Non Contractual Acclerated Collections…. | 21.4 | 24.8 | 24.2 | 20.3 | |
| Contractual Acclerated Collections……… | 11.0 | 12.0 | 11.0 | 11.6 | |
| Foreign Factoring……………………………… | 59.6 | 62.7 | 47.4 | 50.4 | |
| | | | | | |
| Net Cash Taxes…………………………………… | (2.9) | (1.2) | (4.5) | (3.6) | (12.2) |

| | Total |
|---|---|
| Capex……………………………………… | 70 |
| | |
| Defined Benefit Pension Expense……… | 5 |
| Defined Benefit Pension Contribution… | (23) |
| Difference…………………………………… | (18) |

metaldyne

2006 Preliminary Estimates without
NA Forging
2005 Summary
Detail of Cash Flow Components